Exhibit 10.5

                          ZYNEX MEDICAL HOLDINGS, INC.

                             2005 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of the Zynex Medical Holdings, Inc. 2005 Stock Option Plan (the "Plan") is to provide participants with an increased economic and proprietary interest in the Company and its subsidiaries in order to encourage those Participants to contribute to the success and progress of the Company and its subsidiaries.

2.   DEFINITIONS

     (a)  "Administrator" means the Administrator of the Plan in accordance with
          Section 11.

     (b)  "Board of Directors" means the Board of Directors of the Company.

     (c) "Common Stock" means the Company's common stock, par value $.001, subject to adjustment as provided in Section 8.

     (d) "Company" means Zynex Medical Holdings, Inc., a Nevada corporation, and subsidiaries.

     (e)  "Options" shall mean the stock options granted pursuant to the plan.

     (f) "Participants" shall mean those officers, directors, independent contractors, consultants, employees and prospective employees of the Company and its subsidiaries to whom Options have been granted from time to time by the Administrator and any authorized transferee of such officer's, directors, independent contractors, consultants and employees.

     (g)  "Plan" means the Zynex Medical Holdings, Inc. 2005 Stock Option Plan.

     (h) "Retirement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean retirement from active employment with the Company (i) at or after age 55 with the approval of the Administrator or (ii) at or after age 65. The determination of the Administrator as to an individual's Retirement shall be conclusive on all parties.

     (i) "Total and Permanent Disablement" shall have the meaning specified by the Administrator in the terms of an option grant or, in the absence of any such term, shall mean a physical condition arising from an injury or illness which renders an individual incapable of performing work. The determination of the Administrator as to an individual's Disablement shall be conclusive on all of the parties.

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     (j)  "ISO" means an option to purchase common stock which at the time the
          Option is granted under the Plan qualifies as an incentive stock option within the meaning of Internal Revenue code Section 422.

     (k) "NSO" means a nonstatutory stock option to purchase common stock which at the time the Option is granted under the Plan does not qualify as an ISO.

3.   PARTICIPANTS

     Options may only be granted to officers, directors, independent contractors, consultants, employees and prospective employees of the Company and its subsidiaries as selected by the Board of Directors.

4.   EFFECTIVE DATE AND TERMINATION OF PLAN

     The Plan was adopted by the Board of Directors of the Company on January 3, 2005 and shall become effective upon approval by the Company's shareholders. The Plan shall remain available for the grant of Options until December 31, 2014. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board of Directors may determine. Termination of the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in affect.

5.   SHARES SUBJECT TO THE PLAN AND TO OPTIONS

     The stock subject to Options authorized to be granted under the Plan shall consist of three million (3,000,000) shares of the company's common stock, or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 8. The shares to be delivered upon exercise of Options granted under the Plan shall be made available, at the discretion of the Board of Directors, from the authorized unissued shares or treasury shares of common stock.

6.   GRANT, TERMS AND CONDITIONS OF OPTIONS

     Options may be granted at any time and from time to time prior to the termination of the Plan. No Participant shall have any rights as a stockholder with respect to any shares of stock subject to Options hereunder until said shares have been issued. Each Option shall be evidenced by a written stock option agreement and/or such other written arrangements as may be approved from time to time by the Administrator. Options granted pursuant to the Plan need not be identical but each Option must contain and be subject to the following terms and conditions:

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     (a)  Price: The purchase price under each Option shall be established by the Administrator. In no event will the option price be less than the fair market value of the stock on the date of grant unless such Options are granted in substitution of options granted by a new employee's previous employer or the optionee pays or foregoes compensation in the amount of any discount. The price may be paid in cash or any alternative means acceptable to the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an Option and the acceptance of a promissory note secured by the number of shares of Common Stock then issuable upon exercise of the Options.

     (b) $100,000 ISO Limitation: The aggregate fair value (determined as of the date the Option is granted) of the common stock for which ISOs shall first become exercisable by an Optionee in any calendar year under all ISO plans of the Company shall not exceed $100,000. Options is excess of this limitation shall constitute NSOs.

     (c) Duration and Exercise or Termination of Option: Unless the Administrator provides otherwise, each Option granted must expire within a period not more that ten (10) years from the date of grant.

     (d) Suspension or Termination of Option: Except as otherwise provided by the Administrator, if at any time (including after a notice of exercise has been delivered) the Chief Executive Officer or any other person designated by the Administrator (each such person, an "Authorized Officer") reasonably believes that a participant has committed as act of misconduct as described in this Section, the Authorized Officer may suspend the Participant's rights to exercise any Option pending a determination of whether an act of misconduct has been committed.

          Except as otherwise provided by the Administrator, if the Administrator or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Company, breach of fiduciary duty or deliberate violation of the Company rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate any such agency relationship, neither the Participant nor his or her estate nor transferee shall be entitled to exercise any Option whatsoever. In making such determination, the Administrator or an Authorized Officer shall act fairly and shall give the Participant an opportunity to appeal and present evidence on his or her behalf at a hearing before the Administrator or the Board of Directors. For any Participant who

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          is an "executive officer" for purposes of Section 16 of the Securities and Exchange Act of 1934, the determination of the Authorized Officer shall be subject to the approval of the Administrator.

     (e) Termination of Employment: Subject to Section 6 (b), unless the Administrator specifies otherwise, upon termination of the Participant's employment, his or her rights to exercise an Option then held shall be only as follows:

          (1) Death. Upon the death of a participant while in the employ of the Company, all of the Participant's Options then held shall be exercisable by his or her estate, heir or beneficiary at any time during the twelve (12) months next succeeding the date of death. Any and all Options that are unexercised during the twelve (12) months next succeeding the date of death shall terminate as of the end of such twelve (12) month period.

          (2) Total and Permanent Disability. Upon termination as a result of the Total and Permanent Disability of any Participant, all of the Participant's Options then held shall be exercisable for a period of twelve (12) months after termination. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve (12) month period.

          (3) Retirement. Upon Retirement of a Participant, the Participant's Options then held shall be exercisable for a period of twelve
               (12) months after Retirement. The number of shares with respect to which the Options shall be exercisable shall equal the total number of shares which were exercisable under the Participant's Option on the date of his or her retirement. Any and all Options that are unexercised during the twelve (12) months succeeding the date of termination shall terminate as of the end of such twelve
               (12) month period.

          (4) Other Reasons. Upon the date of termination of a Participant's employment for any reason other that those stated in Sections 6
               (d) (1), (d) (2), and (d) (3) or as described in Section 6 (c) above, (A) any Option that is unexercisable as of such termination date shall remain unexercisable and shall terminate as of such date. And (B) any Option that is exercisable as of such termination date shall expire the earlier of (i) thirty (30) days following such date or (ii) the expiration date of the option.

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     (f)  Transferability of Option: Unless the Administrator specifies otherwise, each Option shall be nontransferable by the Participant other that by will or the laws of descent and distribution.

     (g) Cancellation: The Administrator may, at any time prior to exercise and subject to consent of the Participant, cancel any option previously granted and may or may not substitute in their place Options at a different price and different type under different terms or in different amounts.

     (h)  Conditions and Restrictions Upon Securities Subject to Options:

          The Administrator may provide that the shares of Common Stock issued upon exercise of an Option shall be subject to further conditions or agreements as the Administrator in his or her discretion may specify prior to the exercise of such Option, including without limitation, conditions on vesting and transferability, forfeiture or repurchase provisions and method of payment for the shares issued upon exercise (including the actual or constructive surrender of Common Stock already owned by the Participant).


     (i) Other Terms and Conditions: Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Administrator shall deem appropriate. No Option, however, nor anything contained in the Plan shall confer upon any Participant any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate his or her employment at any time.

7.   LOANS

     The Company may make loans, at the request of the Participant and in the sole discretion of the Administrator, for the purpose of enabling the Participant to exercise Options granted under the Plan and to pay the tax liability resulting from an Option exercised under the Plan. The Administrator shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares received upon exercise of such Option.

8.   ADJUSTMENT OF AND CHANGES IN THE STOCK

     In the event that the number of shares of Common Stock of the Company shall be increased or decreased through recapitalization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise, then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the

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     Plan, may be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options may also be amended as to price and other terms if necessary to reflect the foregoing events.

     In the event there shall be any other change in the number or kind of outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise, the Administrator shall, in his sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised within a time prescribed by the Administrator in his sole discretion.

     No right to purchase fractional shares shall result from any adjustment in Options pursuant to this Section 8. In case of any adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Participant which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

9.   REGISTRATION OF STOCK

     In the event the Board of Directors or the Administrator determines in his sole discretion that the registration of the plan shares under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the Option, the Option may not be exercised in whole or in part unless such consent or approval has been unconditionally obtained.

10.  WITHHOLDING

     To the extent required by applicable federal, state and local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an exercise. The Company shall not be required to issue shares or to recognize the disposition of such shares until such obligations are satisfied. The Administrator may permit these obligations to be satisfied by having the Company withhold a potion of the shares of stock that otherwise would be issued to him or her upon exercise of the Option, or to the extent permitted, by tendering shares previously acquired, provided that such will not result in an accounting charge to the Company.

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11.  ADMINISTRATION AND AMENDMENT OF THE PLAN

     The Plan shall be administered by the Administrator who shall be the Company's President and Chief Executive Officer. Subject to the express provisions of this Plan, the Administrator shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including, without limitation: (a) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein; (b) to determine which persons are Participants (as defined in Section 3 hereof) and to which of such Participants, if any, an Option shall be granted hereunder and the timing of any such Option grants; (c) to determine the number of shares of Common Stock subject to an Option and the exercise or purchase price of such shares; (d) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to an Option; (e) to waive conditions to and/or accelerate exercisability of an Option, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in his discretion; (f) to prescribe and amend the terms of Option grants made under the Plan (which need not be identical); (g) to determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and (h) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company.

     All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, shall be final and binding on all Participants and optionholders. The Administrator shall consider such factors as he deems relevant, in his sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as the Administrator may select.

     The Administrator may, from time to time, delegate some of the responsibilities with respect to the administration of the Plan to such persons as he may designate in his sole discretion but may not delegate authority to grant options to a person who is not a member of the Board of Directors.

     The interpretation and construction of any provision of the Plan by the Board of Directors shall be final and conclusive. The Board of Directors may periodically adopt rules and regulations for carrying out the Plan, and amend the Plan as desired, without further action by the Company's stockholders except to the extent required by applicable law. Any amendment to the Plan will not affect the rights and obligations of the Participants and the Company arising under Options theretofore granted and then in effect. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 8, the Plan may not be amended to increase the number of shares of Common Stock authorized for issuance, unless approved by the Company's stockholders.

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12.  TIME OF GRANTING OPTIONS

     The effective date of such Option shall be the date on which the grant was made. Within a reasonable time thereafter, the Company will deliver the Option to the Participant.

12.  GOVERNING LAW; SEVERABILITY

     The Plan shall be governed by the laws of the State of Nevada. The invalidity or unenforceability of any provision of the Plan or any Option granted pursuant to the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the Options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

     Dated this 3rd day of January 2005.

                                                     By:  /s/ Thomas Sandgaard
                                                          ----------------------
                                                          Thomas Sandgaard
                                                          President and Chief
                                                          Executive Officer

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